EXHIBIT 1

                                  SCHEDULE 13D


CUSIP NO. 895814101                                          PAGE 30 OF 32 PAGES
          ---------


                                                                       EXHIBIT 1
                                                                 to SCHEDULE 13D


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(f)(1)



                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  March 20, 1998


                                            DAVIDSON KEMPNER PARTNERS
                                              By MHD Management Co., its
                                              general partner


                                            By: /s/ Thomas L. Kempner, Jr
                                            -----------------------------
                                            Thomas L. Kempner, Jr.
                                            General Partner


                                            DAVIDSON KEMPNER INSTITUTIONAL
                                            PARTNERS, L.P.
                                              By Davidson Kempner Advisers
                                              Inc., its general partner


                                            By: /s/ Thomas L. Kempner, Jr
                                            -----------------------------
                                            Thomas L. Kempner, Jr.
                                            Secretary

                                  SCHEDULE 13D


CUSIP NO. 895814101                                          PAGE 31 OF 32 PAGES
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                                            DAVIDSON KEMPNER ENDOWMENT PARTNERS
                                              By MHD Management Co., its
                                              general partner


                                            By:/s/ Thomas L. Kempner, Jr.
                                            -----------------------------
                                            Thomas L. Kempner, Jr.
                                            General Partner


                                            MHD MANAGEMENT CO.


                                            By: /s/ Thomas L. Kempner, Jr.
                                            ------------------------------
                                            Thomas L. Kempner, Jr.
                                            General Partner


                                            DAVIDSON KEMPNER ADVISERS INC.


                                            By: /s/ Thomas L. Kempner, Jr.
                                            ------------------------------
                                            Thomas L. Kempner, Jr.
                                            Secretary


                                            DAVIDSON KEMPNER INTERNATIONAL LTD.

                                               By Davidson Kempner International
                                               Advisors, LLC


                                            By: /s/ Thomas L. Kempner, Jr.
                                            ------------------------------
                                            Thomas L. Kempner, Jr.
                                            A Managing Member


                                            DAVIDSON KEMPNER INTERNATIONAL
                                            ADVISORS, LLC


                                            By: /s/ Thomas L. Kempner, Jr.
                                            ------------------------------
                                            Thomas L. Kempner, Jr.
                                            A Managing Member

                                  SCHEDULE 13D


CUSIP NO. 895814101                                          PAGE 32 OF 32 PAGES
          ---------

                                                /s/ Marvin H. Davidson
                                                ----------------------
                                                Marvin H. Davidson


                                                /s/ Thomas L. Kempner, Jr.
                                                --------------------------
                                                Thomas L. Kempner, Jr.


                                                /s/ Stephen M. Dowicz
                                                ---------------------
                                                Stephen M. Dowicz


                                                /s/ Scott E. Davidson
                                                ---------------------
                                                Scott E. Davidson


                                                /s/ Michael J. Leffell
                                                ----------------------
                                                Michael J. Leffell